Section 906 Certifications

I, Jonathan S. Horwitz, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended February 28, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended February 28, 2025, fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: April 28, 2025

/s/ Jonathan S. Horwitz

______________________

Jonathan S. Horwitz Principal Executive Officer

Section 906 Certifications

I, Jeffrey White, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended February 28, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended February 28, 2025, fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: April 28, 2025

/s/ Jeffrey White

______________________

Jeffrey White Principal Financial Officer

Attachment A

Period (s) ended February 28, 2025

Putnam Emerging Markets Equity Fund

Putnam Floating Rate Income Fund

Putnam Focused Equity Fund

Putnam Focused Large Cap Growth ETF

Putnam Focused Large Cap Value ETF

Putnam Global Health Care Fund

Putnam Global Technology Fund

Putnam International Capital Opportunities Fund

Putnam Multi-Asset Income Fund

Putnam Retirement Advantage Fund 2065

Putnam Retirement Advantage Fund 2060

Putnam Retirement Advantage Fund 2055

Putnam Retirement Advantage Fund 2050

Putnam Retirement Advantage Fund 2045

Putnam Retirement Advantage Fund 2040

Putnam Retirement Advantage Fund 2035

Putnam Retirement Advantage Fund 2030

Putnam Retirement Advantage Fund 2025

Putnam Retirement Advantage Maturity Fund

Putnam Small Cap Value Fund

Putnam Sustainable Future ETF

Putnam Sustainable Leaders ETF